GUERRILLA RF®

Making Better Networks

Making Better Networks™

Revenue and Market Strategy

June 2022

Key Markets

INFRASTRUCTURE

5G/4G Macrocell Basestations, Small Cells, Point-to-Point, DAS



5G

HUAWEI · ERICSSON · ZTE · NOKIA · ALTIOSTAR · MTI

AUTOMOTIVE

V2X, 802.11p, GPS, E-Call, SDARS, DAB, Cellular Compensators





Continental · KATHREIN Automotive · DAIMLER · molex · TESLA

CELLULAR REPEATERS

5G/4G Consumer & Commercial Signal Boosters





WILSON ELECTRONICS · SureCall · CEL-FI

MULTI-MARKETS

MILITARY

Mission-Critical Wireless Communication





L3HARRIS FAST. FORWARD. · MASTODON · SILVUS TECHNOLOGIES · PERSISTENT SYSTEMS

NAVIGATION

GNSS, GLONASS, Galileo, BeiDou – Satellite Navigation





Trimble · NovAtel

WIRELESS AUDIO

High Fidelity Wireless Sound



SENNHEISER · SHURE · HARMAN · JVCKENWOOD

Business Diversity 2021


Multi-Market
23%
Automotive
31%
Cellular Booster
25%
5G Infrastructure
21%
Automotive
5G Infrastructure
Cellular Booster
Multi-Market

Automotive Market Focus

Primary Applications within Automotive


V2X Compensator + Antenna
V2X Module
Instrument Cluster
SDARS Receiver Front End
GPS/GNSS Receiver Front End
V2X and GNSS Antenna | Cellular Antenna
SDARS Antenna
TCU Module
V2X Compensator + Antenna
Sirius XM Radio
Cell Phone Cradle
CAN / Ethernet
Cellular Compensator
V2X Compensator + Antenna
SDARS
GPS
CELLULAR
V2X

Key GRF Building Blocks within Automotive



SiriusXM
SDARS
GPS
CELLULAR
V2X



GPS Antenna
Cellular Antenna
SDARS Antenna
SDARS Front End
GPS Front End
Sirius XM Radio
Telematics Module
802.11p/C-V2X Antenna
V2X Compensator
Multiband Cellular Compensator
Low Band (FDD)
Mid Band (FDD)
3.5GHz (FDD)
3.5GHz (TDD)
Cellphone Cradle

Targeted Automotive Customers

SDARS



SiriusXM
SDARS

Continental · molex · yokowo · HARADA · CALEARO · TE · WINNERCOM · ASK

GPS



GPS

DAIMLER · TESLA

eCall



eCall

TE · CALEARO · ASK

Cellular Compensators



COMP

Continental · molex · yokowo · HARADA · CALEARO · TE · WINNERCOM · ASK

V2X Compensators



V2X

Continental · molex · yokowo · HARADA · CALEARO · HIRSCHMANN · TE · WINNERCOM · ASK

Market Drivers
Automotive Connectivity

Key Drivers

- V2X gaining momentum worldwide → mandates likely
- Satellite Radio evolving as standard equipment in all NA cars
- Cellular compensators gaining popularity in Europe

Size of Market

SAM[1]: $253M



260
250
240
230
220
210
200
190
SAM ($M)
2019
2020
2021
2022
2023
2024
2025
C-V2X
V2X - 802.11p (DSRC)
SDARS
GPS
Compensators

Targeted Customers

Continental, Daimler, Ford, GM, Molex, Calearo, Tesla, BMW

[1] SAM = Serviceable Available Market

FY22-23 Market Strategy
Automotive

- Continue dominance in **Satellite Radio** with LNA Reference Designs [1]
- Repurpose cellular booster portfolio to attack new **compensator** market
- Aggressively attack **V2X** (Vehicle to Everything) market with new front end solution (leveraging our **SOI** [2], pHEMT and HBT cores)



[1] Guerrilla RF's satellite radio solution is the only offering that meets Sirius XM's stringent receiver specification
[2] New, state-of-the-art process technology for GRF


Infrastructure
Focus

5G Infrastructure


5G
China Mobile





4G 4T4R vs. 5G 64T64R


4T Antenna
mMIMO Antenna
DFE
Signal Conditioning
CFR/DPD/Tx/Rx
4T LTE RRH
Integrated Assembly
RFIC
FEM
mMIMO Radio
CPRI
CPRI
Baseband
Baseband
(a)
(b)

Fig. 2 Architecture of a conventional 4T LTE remote radio head (a) vs. a mMIMO radio containing 192 antenna elements and 64 TRx FEMs (b).

5G mMIMO Macros (1.8GHz – 5GHz)


5G



New GaN PA Development

New Drivers GRF5123/4, GRF53xx

New SOI Switch Development

New RX LNA with BYP GRF2076

New RX LNAs GRF2181 GRF2186 GRF2176

Market Drivers

Cellular Infrastructure

Key Drivers

- Insatiable need for network capacity, speed and low latency
- 36% CAGR in Cellular IoT
  - 1.6B → 5.4B connections, '21-'25 [2]
- Autonomous Vehicles demanding 5G's low latency
- Transition to mMIMO antennas
  - 8x to 16x more RF paths

Size of Market

SAM[1] : $8B



5G mMIMO
5G 4T4R/8T8R
SAM ($B)
0
1
2
3
4
5
6
7
8
9
2019
2020
2021
2022
2023
2024
2025

Targeted Customers

[1] SAM = Serviceable Available Market, SOM = Share of Market
[2] Source: Ericsson Mobility Report (2021)

FY22-23 Market Strategy

5G Cellular Infrastructure

- Focus on Sub-6GHz mMIMO as opposed to millimeter wave
- Establish beachhead with proven PA driver cores (GRF5123 and GRF5236)
- Leverage existing LNA + new **SOI** [1] Switch blocks to attack receiver sockets
- Expand offering to include new 10W **GaN** [1] Doherty Power Amplifiers



[1] New, state-of-the-art process technology for GRF



Cellular Repeater Market Focus

Cellular Repeaters/Boosters




1 Receives Signal
2 Boosts Signals
3 Broadcasts Signal

Market Drivers
Repeaters / Cellular Boosters

Key Drivers

- Increase in home cell usage (COVID-driven work-at-home)
- Higher 5G frequencies do not penetrate well into buildings → booster needed to maintain data rates & coverage

Targeted Customers

CEL-FI SureCall WILSON ELECTRONICS

Size of Market

SAM[1]: $25M


SAM ($M)
0
5
10
15
20
25
30
2019
2020
2021
2022
2023
2024
2025

[1] SAM = Serviceable Available Market.

FY22-23 Market Strategy
Cellular Boosters

- Leverage deep relationship with Wilson (27% SOM) to Define Next Gen Products
- Displace All Remaining Qorvo Sockets with new Power Amps, Drivers, **SOI** [1] DSAs & **SOI** [1] Switches
- Dominate with Complete End-to-End Solutions Tailored Specifically for Boosters



GRF

[1] New, state-of-the-art process technology for GRF

Supply Chain

Guerrilla RF Supply Chain-2 major steps in manufacturing



Intimate view of GRF product


-50575




75




933
4002

Guerrilla RF Final product and shipment to customer



Tape


www.ti.com

Reel


www.ti.com

Product Label on Pizza Box


(P) Customer Part: GRF2093W
(1P) Manufacturer Part: GRF2093W
(Q) Quantity: 2500
(9D) Date Code: 1952
(1T) Lot Code: A9253
ROHS COMPLIANT
MSL: 1
GUERRILLA RF
(4L) COO: MALAYSIA
Trace Code: A9253

Guerrilla RF Supply Chain-Fabless Semiconductor Model

- Outsource all manufacturing to suppliers that specialize in certain technologies
- Same model used as Qualcomm, Nvidia, Broadcom, and Apple
- Utilizing Pure-Play foundries:
    - Not competing with Fab for technology
    - Not competing with Fab for capacity
    - Access to best technology available
    - Easier to scale volume than vertical model
- Not burdened with internal factory utilization and capital cost

Supplier Locations

- All manufacturing in SE Asia
- No China suppliers or Chinese owned
- Fast shipping between foundry and OSAT (outsourced assembly and test provider)



JAPAN
Shanghai
East China Sea
CHINA
Taipei
TAIWAN
HONG KONG
MYANMAR (BURMA)
LAOS
South China Sea
Philippine Sea
THAILAND
VIETNAM
Bangkok
Manila
CAMBODIA
PHILIPPINES
Gulf of Thailand
SINGAPORE

Guerrilla RF Supply Chain-Positioned for Growth

- Executing as a robust supplier throughout COVID without limiting our customer's ability to build products. Zero Line Down.
- Producing >40M units annually
- III-IV foundries have not experienced the same supply shortage as silicon fabs
- The outsourced model allows significant growth without capital investment by GRF

Supply chain lead times and efficacy

- Wafer Foundries
  Cycle times of ~60 days currently(improving)
  Typical yield of 97%

- Assembly + Test Suppliers
  Cycle times of ~60 days (improving)'
  Typical yield of 96%

- We are notifying our customers of 20-24 week lead times.

GUERRILLA RF

LD Micro Investor Conference

CONTACT US

Sam Funchess
VP INVESTOR RELATIONS

336-579-5320

Sfunchess@guerrilla-rf.com

John Berg
CFO

336-541-6021

JBerg@guerrilla-rf.com

June 7, 2022